UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

This Schedule 14A filing consists of communications from Workhorse Group Inc. (“Workhorse” or the “Company”), to the Company’s employees, customers, partners and analysts relating to the Agreement and Plan of Merger, dated August 15, 2025, by and among the Company, Motiv Power Systems, Inc., a Delaware corporation (“Motiv”), Omaha Intermediate 2, Inc., a Delaware corporation, Omaha Intermediate, Inc., a Delaware corporation, and Omaha Merger Subsidiary, Inc., a Delaware corporation (the “Merger Agreement”).

The following FAQ was made available to the Company’s employees on August 15, 2025:

WKHS-Motiv Transaction Employee FAQ

1.	What was announced?

●	Workhorse has agreed to combine with Motiv Electric Trucks to create a leading North American medium-duty electric truck OEM.
●	We are also taking several actions that will strengthen our financial position for the near- and long-term.
●	By combining with Motiv, we will create a broader product offering, strengthen Workhorse’s near- and long-term financial position and provide Workhorse shareholders the opportunity to participate in the upside of a leader in the medium-duty EV commercial vehicle market.

2.	Who is Motiv?

●	We believe Motiv is the right partner for Workhorse.
●	As you may know, Motiv was founded in 2009 and is a leading manufacturer of medium-duty, zero-emission electric trucks and buses.
●	We believe we are a compelling and complementary fit, with Motiv’s diverse product portfolio and top fleet relationships joining Workhorse’s proven vehicles, manufacturing capabilities and national dealer network.
●	Together, we are confident we will be able to build and deliver the next generation of electric trucks, better serve our customers and create long-term shareholder value.

3.	Why now? How long has this been under consideration?

●	In light of challenging market conditions and with the support of our financial stakeholders, the Workhorse Board of Directors and management team evaluated numerous opportunities to best position Workhorse for the future.
●	That process resulted in the actions Workhorse is now taking, which we believe represent the best path forward for Workhorse and its shareholders.
●	By combining with Motiv, we will create a broader product offering, strengthen Workhorse’s near- and long-term financial position and provide Workhorse shareholders the opportunity to participate in the upside of a leader in the medium-duty EV commercial vehicle market.

4.	How will this announcement affect my day-to-day responsibilities or reporting relationships?

●	Until the transaction is completed, it is business as usual.
●	We are counting on you to stay focused on your day-to-day responsibilities and providing our customers with the proven products and high-quality services they expect from Workhorse.

5.	How do the companies’ cultures compare?

●	Both Workhorse and Motiv prioritize employee safety and product quality, in addition to our shared commitment to the transition to zero-emission commercial vehicles.

6.	Where will the combined company be headquartered?

●	The location of the combined company headquarters will be decided during the integration process.

7.	What should I tell customers that ask me about the transaction?

●	It is important to emphasize that it remains business as usual at Workhorse.
●	Once the deal closes, we expect that customers will benefit from increased scale, an expanded product portfolio and enhanced operational efficiencies to support lower unit costs while optimizing total cost of ownership for customers.

8.	What do I do if I am contacted by the media, financial analysts, or investors?

●	If you receive any inquiries from the media, do not respond and immediately send them to Lori Kasserman at Lori.Kasserman@workhorse.com. If you receive any inquiries from investors, do not respond and immediately send them to Stan March at stan.march@workhorse.com.
●	Only authorized, approved spokespeople may speak on behalf of the Company.

Additional Information and Where to Find It

In connection with the proposed transaction, Workhorse intends to file with the SEC a Proxy Statement on Schedule 14A (the “Proxy Statement”). Workhorse may also file other relevant documents with the SEC regarding the transactions described herein. This document is not a substitute for the Proxy Statement or any other document that Workhorse may file with the SEC. Any Definitive Proxy Statement (if and when available) will be mailed to shareholders of Workhorse. SHAREHOLDERS OF WORKHORSE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS DESCRIBED HEREIN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WORKHORSE, THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, AND RELATED MATTERS. Shareholders will be able to obtain a free copy of the Proxy Statement (if and when available) and other relevant documents once such documents are filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241, or from the Workhorse’s website at www.ir.workhorse.com.

Participants in the Solicitation

Workhorse and certain of its directors and officers may be deemed to be “participants” in the solicitation of proxies in respect of the proposed transaction. Information concerning the directors and officers of the Company and interests of the persons who may be considered “participants” in the solicitation is set forth in Amendment No. 1 to Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, filed with the SEC on April 30, 2025, and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1425287/000121390025037631/ea0239686-10ka1_workhorse.htm. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Workhorse at the address above, or at www.ir.workhorse.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed merger transaction between Workhorse and Motiv, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the combined company’s operations or operating results are forward-looking statements. Forward-looking statements may be identified by the use of the words “believe”, “plan”, “expect”, “estimate”, “budget”, “schedule”, “forecast”, “intend”, “anticipate”, “target”, “project”, “contemplate”, “predict”, “potential”, or “continue”, and similar words or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, Workhorse expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the parties’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following risks and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: the parties’ ability to successfully integrate their businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk associated with Workhorse’s ability to obtain the approval of its shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on Workhorse’s common stock prices and uncertainty as to the long-term value of the combined company’s common stock; risks that the proposed transaction disrupts current plans and operations of the parties and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; our ability to develop and manufacture our product portfolio, including the W4 CC, W750, and W56 and other programs; our ability to attract and retain customers for our existing and new products; ongoing and anticipated changes in the U.S. political environment, including those resulting from the new Presidential Administration, control of Congress, and changes to regulatory agencies; the implementation of changes to the existing tariff regime by the new Presidential Administration and measures taken in response to such tariffs by foreign governments; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any challenge to or failure by the federal government, states or other governmental entities to adopt or enforce regulations such as the California Air Resource Board’s Advanced Clean Fleet regulation; changes in attitude toward environmental, social, and governance matters among regulators, investors, and parties with which we do business; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting us, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to receive sufficient proceeds from our current and any future financing arrangements to meet our immediate liquidity needs and the potential costs, dilution and restrictions resulting from any such financing; our ability to maintain compliance with the listing requirements of the Nasdaq and the impact of any steps we have taken, including reverse splits of our common stock, on our operations, stock price and future access to funds; our ability to protect our intellectual property; market acceptance of our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and the Middle East) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; our ability to realize the benefits of the sale and leaseback transaction of our Union City Facility; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”).

Additional information on these and other factors that may cause actual results and Workhorse’s performance to differ materially is included in Workhorse’s periodic reports filed with the SEC, including, but not limited to, Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, and Workhorse’s subsequent Quarterly Reports on Form 10-Q. Copies of Workhorse’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

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